UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2019

WRIGHT MEDICAL GROUP N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	1-35065	98-0509600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200 1097 JB Amsterdam, The Netherlands	None
(Address of principal executive offices)	(Zip Code)

(+ 31) 20 521 4777

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value €0.03 per share	WMGI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 4, 2019, Wright Medical Group N.V. (“Wright” or the “Company”), entered into a Purchase Agreement (the “Purchase Agreement”) with Stryker Corporation, a Michigan corporation (“Stryker” or “Parent”), and Parent’s subsidiary, Stryker B.V., a private company with limited liability organized under the Laws of the Netherlands (“Buyer”).

Pursuant to the Purchase Agreement, and upon the terms and subject to the conditions thereof, Buyer will commence a tender offer (the “Offer”) to purchase all of the outstanding ordinary shares (the “Shares”), par value €0.03 per share (the “Ordinary Shares”), of the Company at a price of $30.75 per Share, without interest, but subject to any applicable withholding of taxes (such amount or any higher amount per Share paid pursuant to the Offer, the “Offer Price”). If certain conditions are satisfied and the Offer closes, Parent may acquire any remaining shares through a Post-Offer Reorganization, as described below.

The obligation of Parent and Buyer to consummate the Offer is subject to the condition that there be validly tendered and not withdrawn prior to the expiration of the Offer a number of Shares representing at least 95% of the Shares outstanding as of the scheduled expiration of the Offer (such condition, the “Minimum Condition”); provided, that Parent may elect to reduce the Minimum Condition to a percentage of not less than 80%; and provided further that if the Company’s shareholders have adopted certain resolutions related to the Mergers, Demerger, Asset Sale and Liquidation at the EGM (each as described below) the Minimum Condition will be reduced to 80%. The Minimum Condition may not be waived by Buyer without the prior written consent of the Company. The obligation of Buyer to consummate the Offer is also subject to the expiration of the waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of other required approvals and clearances under applicable antitrust laws, the adoption of certain resolutions by the Company’s shareholders at the EGM and other customary conditions. Consummation of the Offer is not subject to a financing condition.

Following the later of the payment for all Shares validly tendered and not properly withdrawn pursuant to the Offer (the “Closing”) and expiration of any subsequent offering period provided in the Purchase Agreement, Parent or Buyer may effectuate, and at Parent or Buyer’s election, the Company and its subsidiaries shall effectuate, a corporate reorganization of the Company and its subsidiaries (the “Post-Offer Reorganization”), subject to the terms and conditions of the Purchase Agreement. The Post-Offer Reorganization may be undertaken by means of, among other alternatives described in the Purchase Agreement, (A) a series of mergers whereby (i) the Company will merge with and into a Luxembourg société anonyme that is a direct, wholly owned subsidiary of the Company (“Wright Luxembourg”) with Wright Luxembourg surviving the merger (the “First-Step Merger”), (ii) Wright Luxembourg will merge with and into a Bermuda exempted company that is a direct, wholly owned subsidiary of Wright Luxembourg (“Wright Bermuda”) with Wright Bermuda surviving the merger (the “Second-Step Merger”), and (iii) a Bermuda exempted company formed by Parent as a wholly owned subsidiary of Buyer will merge with and into Wright Bermuda with Wright Bermuda surviving the merger (the “Third-Step Merger” and the First-Step Merger, the Second-Step Merger and the Third-Step Merger, together, the “Mergers”), (B) a sale of the assets of the Company to Buyer (the “Asset Sale”), followed promptly by a liquidation of the Company (the “Liquidation”), (C) if Parent, Buyer and their affiliates acquire 95% or more of the Company’s issued and outstanding capital, by the commencement of a compulsory acquisition (the “Compulsory Acquisition”) by Buyer of Shares from any remaining minority shareholders of the Company in accordance with the Dutch Civil Code (the “DCC”), (D) a Dutch legal demerger (the “Demerger”) or (E) with the Company’s consent, certain other alternatives described in the Purchase Agreement.

The Mergers, Demerger, Asset Sale and the Liquidation are subject to approval by the Company’s shareholders at an extraordinary general meeting of shareholders (“EGM”). After completion of the Mergers, all minority shareholders who did not tender their Shares in the Offer will ultimately receive, for each Share then held, cash in an amount equal to the Offer Price. If the Liquidation is commenced, the Company will be dissolved in accordance with the DCC and all minority shareholders who did not tender their Shares in the Offer will ultimately receive, for each Share then held, cash in an amount equal to the Offer Price. If Compulsory Acquisition is commenced, all holders of Shares who did not tender their Shares in the Offer will receive, for each Share then held, cash in an amount determined by the Enterprise Chamber of the Amsterdam Court of Appeals.

It is currently expected that, following the completion of the Offer and expiration of any subsequent offering periods provided in the Purchase Agreement, the Company will no longer be a publicly traded company, the listing of the Shares on The Nasdaq Global Select Market will be terminated and the Shares will be deregistered under the Securities Exchange Act of 1934, as amended, resulting in the cessation of the Company’s reporting obligations with respect to the Shares thereunder.

The Purchase Agreement includes customary representations, warranties and covenants of the Company, Parent and Buyer. The Company has agreed to operate its business in the ordinary course until the Closing. The Company has also agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire the Company and to certain restrictions on its ability to respond to any such proposals. Parent and Buyer have agreed to use their reasonable best efforts to take actions that may be required in order to obtain antitrust approval of the proposed transaction, subject to certain limitations.

The Purchase Agreement also includes customary termination provisions for both the Company and Parent, subject, in certain circumstances, to the payment by the Company of a termination fee of $150 million. The Company must pay Parent the termination fee in the event that the Purchase Agreement is terminated by Parent following a change of recommendation by the board of directors of the Company (the “Company Board”), a breach of the non-solicitation covenant in any material respect or if the Company terminates the Purchase Agreement to enter into an agreement with respect to a proposal from a third party that is superior to Parent’s, in each case, as is more particularly described in the Purchase Agreement. Under certain additional circumstances described in the Purchase Agreement, the Company must also pay Parent the termination fee if the Purchase Agreement is terminated and, within twelve (12) months following such termination, the Company enters into an agreement for a business combination transaction of the type described in the relevant provisions of the Purchase Agreement, regardless of whether such transaction is subsequently consummated. The parties to the Purchase Agreement are also entitled to an injunction or injunctions to prevent breaches of the Purchase Agreement, and to specifically enforce the terms and provisions of the Purchase Agreement.

The Company Board (i) determined that, on the terms and subject to the conditions set forth in the Purchase Agreement, the Purchase Agreement and the transactions contemplated thereby are in the best interests of the Company and its shareholders, employees and other relevant stakeholders, (ii) approved the terms and conditions of the Purchase Agreement and the transactions contemplated thereby, the execution and delivery of the Purchase Agreement, and the performance of the Company’s obligations under the Purchase Agreement and the transactions contemplated thereby, and (iii) resolved, on the terms and subject to the conditions set forth in the Purchase Agreement, to support the Offer and to recommend acceptance of the Offer by the Company’s shareholders and approval and adoption of the resolutions proposed at the EGM.

The foregoing summary of the principal terms of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full copy of the Purchase Agreement filed as Exhibit 2.1 hereto and incorporated herein by reference. The summary and the copy of the Purchase Agreement are intended to provide information regarding the terms of the Purchase Agreement and are not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the U.S. Securities and Exchange Commission (“SEC”). In particular, the Purchase Agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company. The Purchase Agreement includes representations, warranties and covenants of the Company, Parent and Buyer made solely for the benefit of the parties to the Purchase Agreement. The assertions embodied in those representations and warranties were made solely for purposes of the contract among the Company, Buyer and Parent and may be subject to important qualifications and limitations agreed to by the Company, Buyer and Parent in connection with the negotiated terms. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to the Company’s SEC filings or may have been used for purposes of allocating risk among the Company, Buyer and Parent rather than establishing matters as facts. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts of the Company, Parent, Buyer or any of their respective subsidiaries or affiliates.

Important Information for Investors and Security Holders

The tender offer for Wright’s outstanding ordinary shares referenced herein has not yet commenced. This announcement is not a recommendation, an offer to purchase or a solicitation of an offer to sell ordinary shares of Wright or any other securities. This communication may be deemed to be solicitation material in respect of the EGM Proposals (defined below). At the time the tender offer is commenced, Stryker will file with the Securities and Exchange Commission (the “SEC”) a Tender Offer Statement on Schedule TO, and Wright will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9. Wright also intends to file with the SEC a proxy statement in connection with the EGM, at which the Wright shareholders will vote on certain proposed resolutions (the “EGM Proposals”) in connection with the transactions referenced herein, and will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the EGM. SHAREHOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING THE OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS), THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 AND THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO ANY OF THE FOREGOING) WHEN SUCH DOCUMENTS BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION THAT PERSONS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR ORDINARY SHARES OR MAKING ANY VOTING DECISION. Shareholders can obtain these documents when they are filed and become available free of charge from the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Stryker will be available free of charge on Stryker’s website, www.stryker.com, or by contacting Stryker’s investor relations department at katherine.owen@stryker.com. Copies of the documents filed with the SEC by Wright will be available free of charge on Wright’s website, www.wright.com, or by contacting Wright’s investor relations department at julie.dewey@wright.com. In addition, Wright shareholders may obtain free copies of the tender offer materials by contacting the information agent for the tender offer that will be named in the Tender Offer Statement on Schedule TO.

Participants in the Solicitation

Wright, its directors and executive officers and other members of its management and employees, as well as Stryker and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from Wright’s shareholders in connection with the EGM Proposals. Information about Wright’s directors and executive officers and their ownership of Wright ordinary shares is set forth in the proxy statement for Wright’s 2019 annual general meeting of shareholders, which was filed with the SEC on May 17, 2019. Information about Stryker’s directors and executive officers is set forth in the proxy statement for Stryker’s 2019 annual meeting of shareholders, which was filed with the SEC on March 20, 2019. Shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the EGM Proposals, including the interests of Wright’s directors and executive officers in the transaction, which may be different than those of Wright’s shareholders generally, by reading the proxy statement and other relevant documents regarding the transaction which will be filed with the SEC.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those implied by the forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of the Company and members of its senior management team and can typically be identified by words such as “believe,” “expect,” “estimate,” “predict,” “target,” “potential,” “likely,” “continue,” “ongoing,” “could,” “should,” “intend,” “may,” “might,” “plan,” “seek,” “anticipate,” “project” and similar expressions, as well as variations or negatives of these words. Forward-looking statements include, without limitation, statements regarding the proposed transaction, prospective performance, future plans, events, expectations, performance, objectives and opportunities and the outlook for the Company’s business; the commercial success of the Company’s products, including the ability to achieve wide market acceptance of the Company’s products due to clinical, regulatory, cost reimbursement and other issues; filings and approvals relating to the proposed transaction; the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction considering the various closing conditions;

and the accuracy of any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include: uncertainties as to the timing of the tender offer and other proposed transactions; uncertainties as to how many of the Company’s shareholders will tender their shares in the offer or approve the resolutions to be solicited at the EGM; the possibility that various closing conditions for the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement; the effects of the proposed transaction (or the announcement thereof) on relationships with associates, customers, other business partners or governmental entities; transaction costs; the risk that the proposed transaction will divert management’s attention from the Company’s ongoing business operations; changes in the Company’s businesses during the period between now and the closing; risks associated with litigation; and other risks and uncertainties detailed from time to time in documents filed with the SEC by the Company, including current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, as well as the Schedule 14D-9, proxy statement and other documents to be filed by the Company. All forward-looking statements are based on information currently available to the Company, and the Company assumes no obligation to update any forward-looking statements.

Item 8.01	Other Events.

On November 4, 2019, the Company issued a press release announcing the Purchase Agreement, a copy of which is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1	Purchase Agreement, dated November 4, 2019, among Wright Medical Group N.V., Stryker Corporation and Stryker B.V.*

99.1	Press release issued by Wright Medical Group N.V. on November 4, 2019.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

*	The schedules to the Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to supplementally furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRIGHT MEDICAL GROUP N.V.

By:	/s/ James A. Lightman
Name:	James A. Lightman
Title:	Senior Vice President, General Counsel and Secretary

Date: November 4, 2019